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                                                              EXHIBIT 10.11


                    FIRST AMENDMENT TO CREDIT AGREEMENT



     This First Amendment to Credit Agreement (this "Amendment") is entered into as of March 5, 1996, between Bank of America National Trust and Savings Association ("Bank") and Strouds, Inc. ("Borrower"), with reference to the following:

                                     RECITALS
                                     --------

     A. Bank and Borrower are parties to that certain Credit Agreement dated as of September 22, 1995 (the "Credit Agreement").

     B. The parties hereto now desire to further amend the Credit Agreement on the terms and conditions set forth below.


                                     AGREEMENT
                                     ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

     2.  AMENDMENTS.  The Credit Agreement shall be amended as follows:

         (a) In Paragraph 2.3(c) of the Credit Agreement is amended in full to read as follows:

              "(c) Advances under the Revolving Facility shall bear interest at a rate per annum equal to the Reference Rate. Borrower shall pay interest monthly on the dates set forth on Schedule A attached hereto until the last day of the Availability Period, on which date all accrued and unpaid interest shall be due and payable."

         (b) In Paragraph 2.3(d)(3) of the Credit Agreement is amended in full to read as follows:

              "(3) Borrower shall pay interest on each Fixed Rate Portion on the last day of the Fixed Rate Interest Period for the portion and, if the interest period for the portion is longer than thirty (30) days, on those dates set forth on Schedule A attached hereto which fall within the Fixed Rate Interest Period for such portion."

         (b) In Paragraph 2.3(e)(3) of the Credit Agreement is amended in full to read as follows:

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              "(3)  Borrower shall pay interest on each Offshore Rate Portion on the last day of the Offshore Rate Interest Period for the portion and, if the interest period for the portion is longer than thirty (30) days, on those dates set forth on Schedule A attached hereto which fall within the Offshore Rate Interest Period for such portion."

         (d) Paragraph 2.3(f)(3) of the Credit Agreement is amended in full to read as follows:

              "(3) Borrower shall pay interest on each LIBOR Rate Portion on the last day of the LIBOR Rate Interest Period for the portion and, if the interest period for the portion is longer than thirty (30) days, on those dates set forth on Schedule A attached hereto which fall within the LIBOR Rate Interest Period for such portion."

         (e) Schedule A attached hereto is added to the Credit Agreement as Schedule A thereto.

         (f) Except as hereby amended, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

     3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank that: (i) no Event of Default under Credit Agreement and no event which, with notice or lapse of time or both, would become an Event of Default has occurred and is continuing; (ii) Borrower's representations and warranties made under the Credit Agreement are true as of the date hereof; (iii) the making and performance by Borrower of this Amendment has been duly authorized by all necessary corporate action; (iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


BANK OF AMERICA NATIONAL                 STROUDS, INC.
TRUST AND SAVINGS ASSOCIATION



By: /S/MARK J. GLASKY                    By: /S/JONATHAN W. SPATZ
    --------------                           --------------------

Title:  Vice President                   Title: SENIOR VICE PRESIDENT
                                                ---------------------








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                               SCHEDULE A
                          TO CREDIT AGREEMENT



     The dates on which interest shall be paid are as follows"

          On the first day of each month through March 1, 1996
          April 5, 1996
          May 3, 1996
          May 31, 1996
          July 5, 1996
          August 2, 1996
          August 30, 1996
          October 4, 1996
          November 1, 1996
          November 29, 1996
          January 3, 1997
          January 31, 1997
          February 28, 1997
          April 4, 1997
          May 2, 1997
          May 30, 1997
          July 3, 1997
          August 1, 1997
          and on the first day of each month thereafter



















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